UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2008

Bank of Granite Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
P.O. Box 128, 23 North Main Street
Granite Falls, North Carolina 28630
(Address of Principal Executive Offices) (Zip Code)
(828) 496-2000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INDEX

Page

Item 8.01 — Other Events	3

Item 9.01 — Financial Statements and Exhibits	3

Signatures	4

Item 8.01	— Other Events
     On February 28, 2008, Bank of Granite Corporation (the “Company”) received notification from The Nasdaq Stock Market that the Company has demonstrated compliance with all Nasdaq Marketplace Rules to continue the listing of its securities on The Nasdaq Stock Market, following the filing with the Securities and Exchange Commission of the Company’s Form 10-Q for the quarter ended September 30, 2007.
     On February 28, 2008, the Company issued a press release announcing regaining compliance with the Nasdaq Listing Rules. The press release is attached to this report as Exhibit 99.1.

Item 9.01	— Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description

99.1	Press release issued February 28, 2008

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bank of Granite Corporation
February 29, 2008	By:	/s/ Kirby A. Tyndall
Kirby A. Tyndall
Secretary, Treasurer and Chief Financial Officer

4